Capital Stock	12 Months Ended
Sep. 30, 2012
Capital Stock [Abstract]
Capital Stock

9. Capital Stock

The 30,044,486 and 29,956,904 common shares as presented in the accompanying Consolidated Balance Sheets at September 30, 2012, and 2011 represent the actual number of shares issued at the respective dates. The Company held 3,453,249 and 3,320,926 common shares in treasury at September 30, 2012, and 2011, respectively.

In August 2012, the Company's Board of Directors authorized an expanded stock repurchase program whereby Management may repurchase shares of its outstanding common stock in the open market and otherwise throughout the period ending September 30, 2013. The total value authorized is the lesser of $100 million, or the dollar limitation imposed by Section 6.07 of the Company's Credit Agreement dated May 14, 2012. The previous authorization was set to expire September 30, 2012. The Company repurchased approximately 150,000 shares during 2012 and there were no stock repurchases in 2011 or 2010.